UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15 (d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  January 14, 2015

PURE CYCLE CORPORATION

(Exact name of registrant as specified in its charter)

Colorado

(State or other jurisdiction of incorporation)

0-8814

(Commission File Number)

84-0705083

(IRS Employer Identification No.)

34501 E. Quincy Ave., Bldg. 34, Box 10, Watkins, CO 80137

(Address of principal executive office)        (Zip Code)

Registrant’s telephone, including area code                                                                                                         (303) 292-3456

N/A

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act  (17 CFR 240.14d-2(b))
[ ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act  (17 CFR 240.13e-4(c))

This Current Report on Form 8-K is filed by Pure Cycle Corporation (the “Registrant”), a Colorado corporation, in connection with the matters described herein.

ITEM 5.07 - SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS

The Registrant held its Annual Shareholders’ meeting on January 14, 2015, at which, the following matters were voted upon and adopted by shareholders:

1.	Election of Directors

	Voted
	For	Withheld	Broker Non-Votes

Mark W. Harding	14,244,310	616,022	6,664,906
Harrison H. Augur	14,837,878	22,454	6,664,906
Arthur G. Epker III	14,824,640	35,692	6,664,906
Richard L. Guido	14,838,070	22,262	6,664,906
Peter C. Howell	14,840,595	19,737	6,664,906

2.	For the ratification of the appointment of GHP Horwath, P.C. and the independent auditors for the year ending August 31, 2015:

For	Against	Abstain	Non-Votes
21,491,293	18,471	15,474	–

3.	For the approval, on an advisory basis, of executive compensation:

For	Against	Abstain	Non-Votes
14,690,363	44,029	125,940	6,664,906

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated:   January 16, 2015
PURE CYCLE CORPORATION

/s/ Mark W. Harding
By: Mark W. Harding,
President and Chief Financial Officer